Exhibit 99.1

For immediate release

Lion Electric and FLO | AddEnergie Deepen their Collaboration with New Reseller Agreement

MONTREAL and QUEBEC CITY, January 26, 2021 — Northern Genesis Acquisition Corp. (NYSE: NGA) announces that its proposed business combination partner, Lion Electric (Lion), a leading manufacturer of all-electric medium and heavy-duty urban vehicles, announced today a new chapter in its collaboration with FLO and its parent company AddEnergie, with the signing of a reseller agreement. FLO is a leading North American charging network operator for electric vehicles and the provider of AddEnergie’s smart charging software and equipment. As part of the agreement, Lion will now offer its clients across North America the lineup of AddEnergie charging stations provided by FLO, including AC and DC smart chargers, as well as its associated charging and energy management cloud software services.

FLO’s charging products will be added to the portfolio of charging solutions offered by LionEnergy, a dedicated team of infrastructure and energy management specialists within Lion, whose mission is to facilitate the electric vehicle transition journey for customers by educating them and by providing complete turnkey charging infrastructure solutions, tailored to their respective needs. LionEnergy supports the customers at all steps, from equipment selection to installation and equipment management. The announcement was made during IMPULSION MTL International Fleet Forum, where representatives from both companies participated.

“Adequate energy management is an essential factor to reduce total cost of ownership of electric vehicles, and FLO’s expertise in smart charging is another opportunity for us to offer LionEnergy customers products and services that will help maximize their return on investment,” said Marc Bedard, CEO and Founder of Lion Electric. “This partnership demonstrates the shared vision of two North American leaders in transportation electrification and we are excited to see what the future brings for our two companies.”

“Our collaboration with Lion started in 2015 and has helped FLO develop innovative and relevant charging solutions for medium and heavy-duty electric transportation. As this particular segment is now ripe for accelerated growth, we are delighted to be working with an industry leader like Lion to efficiently power fleets, and ultimately put more zero-emission vehicles on the road today and into the future,” said Louis Tremblay President and CEO of FLO | AddEnergie.

Lion has over 300 zero-emission vehicles on the road in North America today, with over 6 million miles driven since 2016. All of Lion’s vehicles are built at the company’s North American facility, which has the capacity to build up to 2,500 vehicles per year.

FLO offers a comprehensive suite of charging equipment, from residential to 100 kW DC fast charging stations. Thanks to innovative software solutions, FLO has extensive experience supporting fleet electrification and smart energy management.

About Lion Electric

Lion Electric is an innovative manufacturer of zero-emission vehicles. The company creates, designs and manufactures all-electric class 5 to class 8 commercial urban trucks and all-electric buses and minibuses for the school, paratransit and mass transit segments. Lion is a North American leader in electric transportation and designs, builds and assembles all its vehicles’ components, including chassis, battery packs, truck cabins and bus bodies.

Always actively seeking new and reliable technologies, Lion vehicles have unique features that are specifically adapted to its users and their everyday needs. Lion believes that transitioning to all-electric vehicles will lead to major improvements in our society, environment and overall quality of life.

About Northern Genesis Acquisition Corp.

Northern Genesis Acquisition Corp. (NYSE: NGA) is a special purpose acquisition company formed for the purpose of effecting a merger, stock exchange, acquisition, reorganization or similar business combination with one or more businesses. The Northern Genesis management team brings a unique entrepreneurial owner-operator mindset and a proven history of creating shareholder value across the sustainable power and energy value chain. Northern Genesis is committed to helping the next great public company find its path to success; a path which will most certainly recognize the growing sensitivity of customers, employees and investors to alignment with the principles underlying sustainability.

Transaction with Northern Genesis

On December 31, 2020, Lion filed with the U.S. Securities and Exchange Commission (“SEC”) a preliminary registration statement on Form F-4 (the “Registration Statement”), which includes a preliminary proxy statement of Northern Genesis, in connection with their proposed business combination.

Upon closing of the proposed business combination, a wholly-owned subsidiary of Lion Electric will merge with and into Northern Genesis, and Lion is expected to be listed on the New York Stock Exchange (NYSE) under the new ticker symbol “LEV”.

The business combination has been unanimously approved by the Boards of Directors of both Northern Genesis and Lion Electric and is expected to close in the first quarter of 2021, subject to the Registration Statement being declared effective by the SEC, approval by Northern Genesis stockholders as well as other customary closing conditions.

Important Information and Where to Find It

The Registration Statement filed by Lion Electric with the SEC includes a preliminary prospectus relating to the registration of the securities to be issued by Lion Electric to Northern Genesis’ stockholders in connection with the transaction, and a preliminary proxy statement of Northern Genesis in connection with Northern Genesis’ solicitation of proxies for the vote by its stockholders with respect to the transaction and other matters as described in the Registration Statement. After the Registration Statement has been cleared by the SEC and declared effective, Northern Genesis will mail a definitive proxy statement to its stockholders. Investors and security holders of Northern Genesis and other interested parties are urged to read the Registration Statement, the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”), any amendments to the foregoing, and any other documents filed with the SEC, when available, because they will contain important information about Lion Electric, Northern Genesis and the proposed business combination. Investors and security holders of Northern Genesis may obtain free copies of the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Northern Genesis and Lion Electric through the website maintained by the SEC at http://sec.report or by directing a request to: Northern Genesis Acquisition Corp., 4801 Main Street, Suite 1000, Kansas City, MO 64112 or (816) 514-0324. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Northern Genesis and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Northern Genesis’ stockholders in respect of the proposed business combination. Lion Electric and its officers and directors may also be deemed participants in such solicitation. Information regarding Northern Genesis’ directors and executive officers is available under the heading “Management” in its final prospectus dated August 17, 2020 filed with the SEC on August 18, 2020 (the “IPO Prospectus”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may, in some cases, be different than those of their stockholders generally, are contained in the Joint Proxy Statement/Prospectus and will be contained in other relevant materials to be filed with the SEC in connection with the proposed business combination when they become available. Stockholders, potential investors and other interested persons should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval. No offer of securities, other than with respect to the concurrent private placement of Lion shares as described in the Registration Statement, shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release constitute “forward-looking statements” (which shall include forward-looking information within the meaning of Canadian securities laws) within the meaning of Section 27A of the Securities Act. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “project,” “potential,” “seem,” “seek,” “future,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the transaction, including with respect to timing and closing thereof and the ability to consummate the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Lion Electric’s and Northern Genesis’ management and are not predictions of actual performance. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Lion Electric and Northern Genesis, and are based on a number of assumptions, as well as other factors that Lion Electric and Northern Genesis believe are appropriate and reasonable in the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct or that the Lion Electric’s vision, business, objectives, plans and strategies will be achieved. Many risks and uncertainties could cause Lion Electric’s actual results, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements, including those factors discussed in the Registration Statement and Northern Genesis’ IPO Prospectus, as well as other documents filed or to be filed by Lion Electric or Northern Genesis in accordance with applicable securities laws. These factors are not intended to represent a complete list of the factors that could affect Northern Genesis or Lion Electric, and there may be additional risks that neither Northern Genesis nor Lion Electric presently know or that Northern Genesis and Lion Electric currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Northern Genesis’ and Lion Electric’s expectations, plans or forecasts of future events and views as of the date of this press release. Northern Genesis and Lion Electric anticipate that subsequent events and developments will cause their respective assessments to change. However, while Northern Genesis and Lion Electric may elect to update these forward-looking statements at some point in the future, Northern Genesis and Lion Electric have no intention and undertake no obligation to do so except as required by applicable law. These forward-looking statements should not be relied upon as representing Northern Genesis’ and Lion Electric’s assessments as of any date subsequent to the date of this press release.

About FLO

FLO is a leading North American charging network for electric vehicles and a major provider of smart charging software and equipment. Every month, FLO and its parent company, AddEnergie, enable approximately half a million charging events and the transfer of 5.5 GWh in electricity, thanks to over 35,000 high-quality stations deployed on public networks, commercial and residential installations. FLO’s headquarters and network operations center are based in Quebec City, and AddEnergie's assembly plant is located in Shawinigan (Quebec). The company also has an office in Montreal and regional teams located in Ontario, British Columbia, California, New York and Florida. For more information, visit flo.com.

###

Contacts:

Northern Genesis Contact:

Investor Relations
Investors@northerngenesis.com
816-514-0324

LionElectricIR@icrinc.com

LionElectricPR@icrinc.com

5